EXHIBIT 99.1

Carolina Bank Holdings, Inc. Reports Net Income of $665,000 for the First Quarter of 2009

GREENSBORO, N.C., April 28, 2009 (GLOBE NEWSWIRE) -- Carolina Bank Holdings, Inc. (Nasdaq:CLBH) today reported net income for the first quarter of 2009 of $665,000 and net income available to common stockholders of $411,000, or $0.12 per diluted common share, compared to $702,000, or $0.21 per diluted common share in the first quarter of 2008. Net income before income taxes and the provision for loan losses was $2.2 million in the first quarter of 2009 compared to $1.3 million in the first quarter of 2008.

Robert T. Braswell, President and CEO of Carolina Bank Holdings, commented, "Our core earnings before provision for loan losses was strong during the first quarter of 2009. On a sequential basis our net income of $665,000 for the first quarter of 2009 exceeded net income of $180,000 in the fourth quarter of 2008. Our net interest margin increased by 0.40% from the fourth quarter of 2008 and fee income from our wholesale mortgage division reached record levels. We have also increased our efforts assisting more of our customers through some challenging credit issues during this difficult economic cycle."

Net interest income for the first quarter of 2009 increased $0.7 million from the same quarter in 2008, or 21.0% to $4.3 million, reflecting a 22.0% increase in average earning assets and a 2 basis point increase in the net interest margin to 2.96% in 2009.

Non-interest income for the first quarter of 2009 was $2.4 million, an increase of $1.5 million from the first quarter of 2008. Excluding gains on the sale of investments of $235,000 during the first quarter of 2009, non-interest income increased 152.9% over the first quarter of 2008. Mortgage banking income, which are fees from the origination and sale of residential mortgage loans, increased to $1.8 million in the first quarter of 2009 from $0.6 million in the first quarter of 2008.

Non-interest expense increased to $4.5 million in the first quarter of 2009, an increase of 44.7% from the first quarter of 2008. Excluding a $251,000 impairment charge in the first quarter of 2009 related to an investment security in a correspondent bank, the increase in expenses was 36.6% and corresponded with our strong loan, deposit and fee income growth. A new corporate headquarters and full service office in downtown Greensboro, a new office in Winston-Salem, and the expanded wholesale mortgage division accounted for much of the new expense in 2009.

Mr. Braswell added, "We continue to concentrate on our bank's asset quality as our non-performing asset levels have risen in 2009 due to economic weakness and the related impact on some of our business customers. We are disappointed in the increase in non-performing assets over the past quarter but are working diligently to reduce them." Non-performing assets were $13.5 million, or 2.13% of assets at March 31, 2009, compared with $6.4 million, or 1.04% of assets at December 31, 2008. The bank had annualized net charge-offs of 0.16% and 0.06% of average loans in the first quarters of 2009 and 2008, respectively. The allowance for loan losses was 1.31% and 1.13% of loans held for investment at March 31, 2009 and 2008, respectively.

Shareholders' equity was strengthened during the first quarter of 2009 from the issuance of $16.0 million of preferred stock to the United States Treasury under the UST Capital Purchase Program and from an increase in retained earnings. Dividends paid and accrued to the United States Treasury totaled $178,000 in the first quarter of 2009.

About the Company

Carolina Bank, the banking subsidiary of Carolina Bank Holdings, Inc. began banking operations on November 25, 1996. The parent company is a North Carolina corporation organized in 2000. The bank is engaged in lending and deposit gathering activities in the Piedmont Triad of North Carolina, with operations in four counties: Guilford, Alamance, Forsyth and Randolph. The bank has eight full-service banking locations, four in Greensboro, one in Asheboro, one in High Point, one in Burlington, and one in Winston-Salem, North Carolina. The Company's stock is listed on the NASDAQ Global Market under the symbol CLBH. Further information is available on the Company's web site: www.carolinabank.com.

This press release contains forward-looking statements regarding future events. These statements are only predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include risks of managing our growth, substantial changes in financial markets, regulatory changes, changes in interest rates, loss of deposits and loan demand to other financial institutions, and changes in real estate values and the real estate market. Additional information concerning factors that could cause actual results to be materially different from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission. Carolina Bank Holdings undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Balance Sheets
 At March 31, 2009 and 2008 and December 31, 2008

                                             (unaudited)
                                               March 31,      Dec. 31,
                                            2009      2008      2008
 ---------------------------------------------------------------------
                                                (in thousands)
 ASSETS
 Cash and due from banks                  $  6,282  $  5,320  $  5,896
 Short-term investments and
  interest-earning deposits                     38        28        51
 Federal funds sold                              1        --         1
                                          ------------------  --------
   Total cash and cash equivalents           6,321     5,348     5,948

 Securities available for sale,
  at fair value                             52,145    58,793    59,803
 Securities held-to-maturity,
  at amortized cost                          1,074     3,087     1,116

 Loans held for sale                        30,796    16,020    19,163
 Loans                                     514,203   416,121   501,424
 Allowance for loan losses                  (6,749)   (4,700)   (5,760)
                                          ------------------  --------
   Net loans                               507,454   411,421   495,664

 Premises and equipment, net                19,459    15,542    19,652
 Other assets                               16,555    13,992    15,265
                                          ------------------  --------

   Total assets                           $633,804  $524,203  $616,611
                                          ==================  ========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 LIABILITIES
 Deposits:
  Noninterest-bearing                     $ 27,692  $ 29,650  $ 29,367
  Interest-bearing                         493,755   408,049   468,697
                                          ------------------  --------
   Total deposits                          521,447   437,699   498,064

 Short-term borrowings                       4,918     5,486     6,591
 Federal Home Loan Bank advances            36,840    36,574    56,856
 Subordinated debentures                    19,283    10,310    19,265
 Other liabilities                           3,601     3,601     4,259
                                          ------------------  --------
   Total liabilities                       586,089   493,670   585,035

 STOCKHOLDERS' EQUITY
 Preferred stock, no par, authorized
  1,000,000 shares; issued and
  outstanding 16,000 shares in 2009 and
  none in 2008                              14,235        --        --
 Common stock, $1 par value, 20,000,000
  shares authorized; issued and
  outstanding -  3,387,045 shares in
  2009 and 3,342,966 and
  3,348,193 in 2008                          3,387     3,343     3,348
 Additional paid-in capital                 17,613    15,515    15,586
 Retained earnings                          13,304    11,401    12,893
 Stock in director rabbi trust                (713)     (588)     (648)
 Directors deferred fees obligation            713       588       648
 Accumulated other comprehensive
  income (loss)                               (824)      274      (251)
                                          ------------------  --------
   Total stockholders' equity               47,715    30,533    31,576
                                          ------------------  --------

   Total liabilities and
    stockholders' equity                  $633,804  $524,203  $616,611
                                          ==================  ========

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Statements of Operations
 For the three months ended March 31, 2009 and 2008
 (unaudited)

                                                 For the Three Months
                                                    Ended March 31,
                                                ----------------------
                                                   2009        2008
 ---------------------------------------------------------------------
                                                (in thousands, except
                                                    per share data)

 Interest income:
  Loans                                         $    7,213  $    7,318
  Investment securities - taxable                      593         740
  Investment securities - non taxable                  123          82
  Interest from federal funds sold                      --          12
  Other interest income                                 --           1
                                                ----------------------
   Total interest income                             7,929       8,153
 Interest expense:
  NOW, money market, savings                           980       1,227
  Time deposits                                      2,272       2,846
  Other borrowed funds                                 365         515
                                                ----------------------
   Total interest expense                            3,617       4,588
                                                ----------------------

 Net interest income                                 4,312       3,565
 Provision for loan losses                           1,195         235
                                                ----------------------

 Net interest income after provision
    for loan losses                                  3,117       3,330

 Noninterest income:
  Service charges                                      250         197
  Mortgage banking income                            1,810         575
  Gain on sale of investments                          235          --
  Other                                                107          85
                                                ----------------------
   Total noninterest income                          2,402         857

 Noninterest expense:
  Salaries and benefits                              2,443       1,755
  Occupancy and equipment                              593         379
  Professional fees                                    348         289
  Outside data processing                              205         174
  Advertising and promotion                            158         115
  Stationery, printing and supplies                    112         108
  Impairment of marketable securities                  251          --
  Other                                                367         273
                                                ----------------------
   Total noninterest expense                         4,477       3,093
                                                ----------------------
 Income before income taxes                          1,042       1,094
 Income taxes expense                                  377         392
                                                ----------------------
 Net income                                            665         702
 Dividends and accretion on preferred stock            254          --
                                                ----------------------
 Net income available to common stockholders    $      411  $      702
                                                ======================

 Basic earnings per common share                $     0.12  $     0.21
 Diluted earnings per common share              $     0.12  $     0.21

 Average common shares outstanding               3,451,559   3,341,061
 Average common shares and dilutive
  potential common shares outstanding            3,455,621   3,415,029

 Total Shares outstanding at end of period       3,387,045   3,342,966

 Carolina Bank Holdings, Inc.
 Consolidated Financial Highlights
 First Quarter 2009
 (unaudited)

                                           Quarterly
                        ----------------------------------------------
 ($ in thousands except  1st Qtr.    4th Qtr.    3rd Qtr.    2nd Qtr.
  for share data)          2009        2008        2008        2008
                        ----------------------------------------------

 EARNINGS
  Net interest income   $    4,312       3,591       3,860       3,711
  Provision for
   loan loss            $    1,195         705         350         620
  NonInterest income    $    2,402       1,297       1,034       1,421
  NonInterest expense   $    4,482       3,931       3,434       3,600
  Net income            $      665         180         704         608
  Net income available
   to common
   stockholders         $      411         180         704         608
  Basic earnings
   per share            $     0.12        0.05        0.21        0.18
  Diluted earnings
   per share            $     0.12        0.05        0.21        0.18
  Average shares
   outstanding           3,451,559   3,348,193   3,343,818   3,342,966
  Average diluted
   shares outstanding    3,455,621   3,366,244   3,367,778   3,397,474

 PERFORMANCE RATIOS
  Return on average
   assets *                  0.26%       0.12%       0.49%       0.45%
  Return on average
   common equity *           5.07%       2.31%       8.99%       7.90%
  Net interest margin
   (fully-tax
   equivalent) *             2.96%       2.56%       2.86%       2.91%
  Efficiency ratio          68.65%      79.64%      69.54%      69.63%
  # of full-time
   equivalent
   employees -
   period end                  119         119         114         101

 CAPITAL
  Equity to ending
   assets                    7.53%       5.12%       5.30%       5.42%
  Tier 1 leverage
   capital ratio - Bank      8.32%       7.00%       7.28%       7.51%
  Tier 1 risk-based
   capital ratio - Bank      9.25%       7.62%       7.78%       8.08%
  Total risk-based
   capital ratio - Bank     12.01%      10.29%      10.47%       9.09%
  Book value per share  $    10.00        9.43        9.28        9.19

 ASSET QUALITY
  Net charge-offs
   (recoveries)         $      206         399          (2)        218
  Net charge-offs to
   average loans *           0.16%       0.33%       0.00%       0.20%
  Allowance for
   loan losses          $    6,749       5,760       5,454       5,102
  Allowance for loan
   losses to loans
   held for investment       1.31%       1.15%       1.14%       1.12%
  Nonperforming loans   $   12,201       5,656       2,912       1,601
  Restructured loans    $        0           0           0           0
  Other real estate
   owned                $    1,288         728         441         511
  Nonperforming loans
   to loans held
   for investment            2.37%       1.13%       0.61%       0.35%
  Nonperforming assets
   to total assets           2.13%       1.04%       0.57%       0.37%

 END OF PERIOD BALANCES
  Total assets          $  633,804     616,611     591,364     567,119
  Total loans held
   for investment       $  514,203     501,424     477,298     456,841
  Total deposits        $  521,447     498,064     464,969     460,340
  Stockholders' equity  $   47,715      31,576      31,357      30,723

 AVERAGE BALANCES
  Total assets          $  633,285     598,800     571,941     544,808
  Total earning assets  $  598,620     563,769     541,231     516,152
  Total loans held
   for investment       $  514,292     486,472     470,730     436,610
  Total interest-bearing
   deposits             $  478,247     453,645     427,669     411,423
  Stockholders' equity  $   32,901      30,911      31,058      30,869

                                           Quarterly        Year Ended
                                    ----------------------------------
 ($ in thousands except              1st Qtr.
  for share data)                      2008        2008        2007
                                    ----------------------  ----------

 EARNINGS
  Net interest income               $    3,565      14,727      14,171
  Provision for loan loss           $      235       1,910       1,162
  NonInterest income                $      857       4,609       1,729
  NonInterest expense               $    3,093      14,058       9,927
  Net income                        $      702       2,194       3,024
  Net income available
   to common stockholders           $      702       2,194       3,024
  Basic earnings per share          $     0.21        0.66        0.92
  Diluted earnings per share        $     0.21        0.65        0.89
  Average shares outstanding         3,341,061   3,344,010   3,280,315
  Average diluted shares outstanding 3,415,029   3,386,631   3,402,711

 PERFORMANCE RATIOS
  Return on average assets *             0.55%       0.39%       0.67%
  Return on average common equity *      9.29%       7.13%      10.98%
  Net interest margin (fully-tax
   equivalent) *                         2.94%       2.82%       3.30%
  Efficiency ratio                      69.40%      72.08%      62.20%
  # of full-time equivalent
   employees - period end                   96         119          89

 CAPITAL
  Equity to ending assets                5.82%       5.12%       5.93%
  Tier 1 leverage capital
   ratio - Bank                          7.83%       7.00%       8.17%
  Tier 1 risk-based capital
   ratio - Bank                          8.71%       7.62%       8.97%
  Total risk-based capital
   ratio - Bank                          9.73%      10.29%      10.00%
  Book value per share              $     9.13        9.43        8.94

 ASSET QUALITY
  Net charge-offs (recoveries)      $       67         682         528
  Net charge-offs to
   average loans *                       0.06%       0.15%       0.15%
  Allowance for loan losses         $    4,700       5,760       4,532
  Allowance for loan losses to
   loans held for investment             1.13%       1.15%       1.13%
  Nonperforming loans               $    3,715       5,656       3,538
  Restructured loans                $        0           0           0
  Other real estate owned           $      592         728       1,001
  Nonperforming loans to loans held
   for investment                        0.89%       1.13%       0.88%
  Nonperforming assets
   to total assets                       0.82%       1.04%       0.91%

 END OF PERIOD BALANCES
  Total assets                      $  524,203     616,611     500,116
  Total loans held for investment   $  416,121     501,424     400,784
  Total deposits                    $  437,699     498,064     418,573
  Stockholders' equity              $   30,533      31,576      29,640

 AVERAGE BALANCES
  Total assets                      $  513,580     557,282     451,130
  Total earning assets              $  490,678     527,957     431,926
  Total loans held for investment   $  412,521     451,583     358,575
  Total interest-bearing deposits   $  401,975     423,679     361,800
  Stockholders' equity              $   30,319      30,771      27,541

 * annualized for all periods presented

CONTACT: Carolina Bank Holdings, Inc.
         Robert T. Braswell, President and CEO
         336-286-8761
         b.braswell@carolinabank.com